Exhibit 99.5

BROADCOM CORPORATION 5300 CALIFORNIA AVENUE IRVINE, CA 92617 VOTE OVER THE INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on November 9, 2015. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. If you vote over the Internet, you DO NOT need to return your proxy card.

VOTE BY TELEPHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on November 9, 2015. Have your proxy card in hand when you call and then follow the instructions. If you vote by telephone, you DO NOT need to return your proxy card.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Please mail early to ensure that your proxy card is received prior to the Special Meeting.

SHAREHOLDER MEETING REGISTRATION

To register to attend the meeting and to print an admission ticket, go to the “shareholder meeting registration” link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M96385-TBD                            KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BROADCOM CORPORATION  For   Against   Abstain

1. To approve the merger of each of Broadcom CS Merger Sub, Inc. and Broadcom UT Merger Sub, Inc. with and into the Company, with the Company continuing as the surviving corporation of each such merger (such mergers, the “Broadcom Merger”), the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated as of May 28, 2015, by and among Pavonia Limited, Avago Technologies Limited, Safari Cayman L.P., Avago Technologies Cayman Holdings Ltd., Avago Technologies Cayman Finance Limited, Broadcom CS Merger Sub, Inc., Broadcom UT Merger Sub, Inc. and the Company, and the principal terms of the Merger Agreement. ☐ ☐ ☐

2. To adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve Proposal 1. ☐ ☐ ☐

3. To approve, by non-binding, advisory vote, compensation that will or may be paid or become payable by the Company to its named executive officers in connection with the Broadcom Merger.

The Board of Directors recommends a vote FOR proposals 1, 2 and 3. This proxy, when properly executed and returned in a timely manner, will be voted as specified above. If no specification is made, this proxy will be voted FOR proposals 1, 2 and 3.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners)             Date

The Notice and Proxy Statement are available at www.proxyvote.com. M96386-TBD

BROADCOM CORPORATION CLASS A COMMON STOCK

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

NOVEMBER 10, 2015 THIS PROXY IS SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS OF BROADCOM CORPORATION

The undersigned revokes all previous proxies, acknowledges receipt of the notice of the Special Meeting of Shareholders (the “Special Meeting”) to be held November 10, 2015, and the proxy statement, and appoints Scott A. McGregor and Eric K. Brandt, and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of Class A common stock of Broadcom Corporation (the “Company”) that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Special Meeting, to be held at Broadcom’s corporate headquarters, 5300 California Avenue, Irvine, California, November 10, 2015 at 11:00 a.m. local time, and at any adjournment(s) or postponement(s) thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side. PLEASE COMPLETE, SIGN AND DATE ON REVERSE SIDE THANK YOU FOR VOTING

BROADCOM CORPORATION 5300 CALIFORNIA AVENUE IRVINE, CA 92617 VOTE OVER THE INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on November 9, 2015. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. If you vote over the Internet, you DO NOT need to return your proxy card.

VOTE BY TELEPHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on November 9, 2015. Have your proxy card in hand when you call and then follow the instructions. If you vote by telephone, you DO NOT need to return your proxy card.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Please mail early to ensure that your proxy card is received prior to the Special Meeting.

SHAREHOLDER MEETING REGISTRATION To register to attend the meeting and to print an admission ticket, go to the “shareholder meeting registration” link at www.proxyvote.com. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M96387-TBD                            KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. BROADCOM CORPORATION  For   Against   Abstain

1. To approve the merger of each of Broadcom CS Merger Sub, Inc. and Broadcom UT Merger Sub, Inc. with and into the Company, with the Company continuing as the surviving corporation of each such merger (such mergers, the “Broadcom Merger”), the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated as of May 28, 2015, by and among Pavonia Limited, Avago Technologies Limited, Safari Cayman L.P., Avago Technologies Cayman Holdings Ltd., Avago Technologies Cayman Finance Limited, Broadcom CS Merger Sub, Inc., Broadcom UT Merger Sub, Inc. and the Company, and the principal terms of the Merger Agreement. ☐☐☐

2. To adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve Proposal 1.☐☐☐

3. To approve, by non-binding, advisory vote, compensation that will or may be paid or become payable by the Company to its named executive officers in connection with the Broadcom Merger.☐☐☐

The Board of Directors recommends a vote FOR proposals 1, 2 and 3. This proxy, when properly executed and returned in a timely manner, will be voted as specified above. If no specification is made, this proxy will be voted FOR proposals 1, 2 and 3.

Signature [PLEASE SIGN WITHIN BOX]

Date Signature (Joint Owners)             Date

The Notice and Proxy Statement are available at www.proxyvote.com.

M96388-TBD BROADCOM CORPORATION CLASS B COMMON STOCK

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS NOVEMBER 10, 2015 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BROADCOM CORPORATION

The undersigned revokes all previous proxies, acknowledges receipt of the notice of the Special Meeting of Shareholders (the “Special Meeting”) to be held November 10, 2015, and the proxy statement, and appoints Scott A. McGregor and Eric K. Brandt, and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of Class B common stock of Broadcom Corporation (the “Company”) that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Special Meeting, to be held at Broadcom’s corporate headquarters, 5300 California Avenue, Irvine, California, November 10, 2015 at 11:00 a.m. local time, and at any adjournment(s) or postponement(s) thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side. PLEASE COMPLETE, SIGN AND DATE ON REVERSE SIDE THANK YOU FOR VOTING